UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2008

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On February 12, 2008, Johnson Outdoors, Inc. (the "Company") entered into a Term Loan Agreement, dated as of February 12, 2008 (the Term Loan Agreement”), with JPMorgan Chase Bank N.A., as lender and agent and the other lenders named therein.  On the same date, the Company entered into an Amended and Restated Credit Agreement (the "Amended Credit Agreement"), with JPMorgan Chase Bank, N.A., as lender and agent, and the other lenders named therein. This amendment updates the Company's October 7, 2005 credit facility.

The new credit facility consists of a $60 million term loan maturing in five years from the date of the Term Loan Agreement. The term loan bears interest at a LIBOR rate plus an applicable margin. The applicable margin is based on the Company’s ratio of consolidated debt to earnings before interest, taxes, depreciation and amortization (EBITDA) and varies between 1.25% and 2.00%. At February 12, 2008, the margin in effect was 1.50% for LIBOR loans. Under the terms of the credit facility, the Company will be required to comply with certain financial and non-financial covenants. Among other restrictions, the Company will be restricted in its ability to pay dividends, incur additional debt and make acquisitions above certain amounts. The key financial covenants include minimum fixed charge coverage and leverage ratios.  The most significant changes to the previous covenants include the minimum fixed charge coverage ratio increasing from 2.0 to 2.25 and the pledge of 65% of the shares of material foreign subsidiaries.

The Term Loan Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.   The Amended Credit Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 12, 2008, the Company became obligated on a direct financial obligation pursuant to the Term Loan Agreement, as described in Item 1.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

  (d)   Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 – Term Loan Agreement, dated as of February 12, 2008, among Johnson Outdoors, Inc., JPMorgan Chase Bank, N.A., as lender and agent, and the other lenders named therein.

Exhibit 99.2 - Amended and Restated Credit Agreement, dated as of February 12, 2008, among Johnson Outdoors, Inc., JPMorgan Chase Bank, N.A., as lender and agent, and the other lenders named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.

Date: February 19, 2008	By:	/s/ David W. Johnson
David W. Johnson, Vice President and Chief Financial Officer